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                       THE METZLER/PAYDEN INVESTMENT GROUP


    SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 1, 2004



In the Statement of Additional Information under the section entitled "Purchases and Redemptions," the following is added as a new second paragraph of the section:

        "The Funds may, at the sole discretion of the Adviser, accept securities in exchange for shares of a Fund. Securities which may be accepted in exchange for shares of any Fund must: (1) meet the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market, as determined by reference to the liquidity and pricing policies established by the Board of Trustees; and
        (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange, or market quotations by third party broker-dealers."


    THE DATE OF THIS SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION IS
                                   MAY 5, 2004